                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                     Kennedy Lewis Capital Partners Master
                                          Fund II LP

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Kennedy Lewis GP II LLC

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Kennedy Lewis Investment Holdings II
                                          LLC

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Kennedy Lewis Capital Partners Master
                                          Fund III LP

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Kennedy Lewis GP III LLC

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     KLM GP LLC

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Kennedy Lewis Investment Management
                                          LLC

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     Darren Richman

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022

Name:                                     David Chene

Address:                                  111 West 33rd Street, Suite 1910
                                          New York, NY 10120

Date of Event Requiring Statement:        08/22/2022